May 1, 2023

Summary Prospectus

RMB INVESTORS TRUST

RMB Fund

RMBHX (Class A)
RMBJX (Class C)
RMBGX (Class I)

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these shares or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Before you invest in the Fund, as defined below, you may want to review the Fund's prospectus, reports to shareholders and statement of additional information ("SAI"), which contain more information about the Fund and the risks of investing in the Fund. The Fund's current prospectus and SAI, each dated May 1, 2023, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, SAI, reports to shareholders and other information about the Fund online at https://www.rmbfunds.com/documents/. You may also obtain this information at no charge by calling 1-800-462-2392 or by sending an email request to rmbfunds@rmbcap.com.

RMB FUNDS

INVESTMENT OBJECTIVE: The RMB Fund (the “Fund”) seeks capital appreciation, mainly long term. Income is generally of lesser importance, meaning that it is a secondary goal.
There can be no assurance that the Fund will be successful in achieving its investment objective.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in the “Choosing a Share Class” section on page 51 of this prospectus, Appendix A to this prospectus, and the “Purchase and Redemption of Shares” section on page 29 of the Fund’s Statement of Additional Information.

Fee Table

	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge on purchases (load) (as a % of offering price)	5.00%	N/A	N/A
Maximum deferred sales charge (load) (as a % of offering price or the amount you receive when you sell shares, whichever is less)	N/A	1.00%	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60%	0.60%	0.60%
Distribution and Shareholder Service (12b-1) fees	0.25%	1.00%	N/A
Other expenses	0.35%	0.34%	0.34%
Total Annual Fund Operating Expenses	1.20%	1.94%	0.94%

Example
These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The first Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, followed by an Example that assumes you do not redeem your Class C shares at the end of the periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$616	$862	$1,127	$1,882
Class C	$297	$609	$1,047	$2,264
Class I	$96	$300	$520	$1,155
You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class C	$197	$609	$1,047	$2,264

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing in a diverse portfolio primarily consisting of common stocks of U.S. companies.

The Fund generally invests in high quality companies of all market capitalizations with a focus on businesses that have sustainable, long term competitive advantages. Portfolio companies may range from small and mid-sized businesses that are earlier in their growth life cycle, to larger more mature companies that return capital to shareholders through increasing dividend payments and share buy-backs. High quality companies are generally defined as companies with product leadership, that have potential for sustained operating and revenue growth and that are run by strong management teams that allocate shareholder capital wisely and align their economic interests with shareholders. The Fund employs a long-term approach when selecting stocks and seeks to own businesses that have durable franchises that can weather the ups and downs of volatile business cycles.

From time to time, the Fund may invest in companies that are experiencing unusual and possibly unique developments. Potential investments in the stock of these companies are usually the result of companies uncovered in the research process that do not meet the criteria employed by the Fund but may have opportunities for significant returns. These companies are deemed “special situations.” Special situations include companies going through reorganizations, recapitalizations, mergers, spin-offs, or facing resolutions of litigation, management team changes, or important technological improvements or discoveries.

The Fund’s investment strategy seeks to build wealth over time by purchasing the stock of high quality growth companies that are deemed to be trading below their intrinsic value. The Fund’s portfolio is constructed on a stock by stock basis. Position sizes are determined based on current portfolio characteristics, valuation, the risk/reward profile and confidence in the company. The Fund may consider larger macro-economic trends, and will occasionally pursue investment themes across multiple holdings, when constructing the portfolio. The Fund seeks to manage risk by diversifying its holdings across sectors and industries. The Fund typically owns 30-40 stocks which is intended to allow for enough diversification to minimize risk, but enough concentration to allow the highest conviction ideas to impact the portfolio. A position will be sold if a core tenet for ownership has been violated, if valuation discounts substantially all of the upside of a company, or if a better use of capital presents itself.

PRINCIPAL RISKS
As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s share price fluctuates, which means you could lose money by investing in the Fund. The Fund is not a complete investment program and should be considered only as part of an investment portfolio. The principal risks of investing in the Fund are summarized below:
Any of the following situations could cause the Fund to lose money or underperform in comparison with its peer group:
•Market Risk — This is the risk that the price of a security will fall due to changing economic, political or market conditions that are not specifically related to a particular company. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, natural disasters, or other events could have a significant impact on the Fund and its investments. The market value of a security or instrument also may decline because of factors that affect a particular sector, sub-sector, or group of industries, such as labor shortages or increased production costs and competitive conditions within an industry. The risk would be greater if any of the categories of securities that the Fund emphasizes fell out of favor with the market.
•Equity Securities Risk — The risk that the market price of common stocks and other equity securities, including preferred stocks, warrants and rights, may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. Companies in the Fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.
•Management Risk — The Fund is subject to management risk because it is an actively managed investment portfolio. The adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds. Individual stocks selected by the adviser may decline in value or not increase in value, even when the stock market in general is rising.
•Large-Cap Companies Risk — Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Dividend Risk — This is the risk that an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.
•Small- and Mid-Cap Companies Risk — The Fund may invest in the securities of companies with small- and mid-capitalizations, which can involve greater risk and the possibility of greater portfolio volatility than investments in securities of large-capitalization companies. Historically, stocks of small- and mid-capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such stocks. Small- and mid-capitalization companies may have limited product lines and financial resources and may depend upon a limited or less experienced management group. The securities of small-capitalization companies trade in the over-the-counter markets or on regional exchanges and may not be traded daily or in the volume typical of trading on a national securities exchange, which may make these securities more difficult to value and to sell.
•Growth Investing Risk — Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the team anticipated.
•Special Situations Risk — The Fund will seek to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

PAST PERFORMANCE
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s performance figures assume that all distributions were reinvested in the Fund and reflect the Fund’s operating expenses. Returns shown for periods prior to July 1, 2016 were generated under the management of the Fund’s former investment adviser.

The returns in the bar chart do not include the effect of Class A shares’ front-end sales charges. These figures would be lower if they reflected such sales charges. The returns in the performance table reflect any applicable sale charges. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance. Updated performance information may be obtained on the Fund’s website at www.rmbfunds.com or by calling 1-800-462-2392.

RMB Fund – Return for Class A Shares
Best Quarter: 22.00% in 2nd Quarter of 2020
Worst Quarter: -23.73% in 1st Quarter of 2020

Average Annual Total Returns (For the following periods ended 12/31/2022)	1 year	5 years	10 years
CLASS A SHARES
Total Return Before Taxes	-25.14%	8.50%	9.79%
Total Return After Taxes on Distributions	-26.65%	6.98%	7.09%
Total Return After Taxes on Distributions and Sale of Fund Shares[1]	-13.71%	6.63%	7.33%
CLASS C SHARES
Total Return Before Taxes	-22.51%	8.80%	9.52%
CLASS I SHARES[2]
Total Return Before Taxes	-21.02%	9.88%	10.51%
S&P 500® Index (total return)[3] (reflects no deduction of fees, expenses or taxes)	-18.11%	9.42%	12.56%
Russell 3000® Index (total return)[3] (reflects no deduction of fees, expenses or taxes)	-19.21%	8.79%	12.13%
1The “The Total Return After Taxes on Distributions and Sale of Fund Shares” can be higher than other return figures when a capital loss occurs upon the redemption of Fund shares. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
2Class I shares commenced investment operations on February 1, 2017. Performance shown prior to February 1, 2017 for the Class I shares reflects the performance of Class A shares, excluding the front-end sales charge that is applicable to Class A shares but not applicable to Class I shares. Class I shares are also not subject to the distribution and shareholder service (12b-1) fees applicable to Class A shares, which reduce the performance shown for the Class I shares prior to February 1, 2017.
3The “Total Return” of the index reflects reinvestment of dividends in the index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The after-tax returns are shown only for Class A shares; after-tax returns for Class C and Class I shares will vary.

ADVISER
The Fund is advised by RMB Capital Management, LLC (the “Adviser”).

Portfolio Manager
Todd Griesbach, CFA has had primary day-to-day responsibility for the Fund’s portfolio since July 2016. Mr. Griesbach is a Senior Vice President and Portfolio Manager of the Adviser.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any day that the Fund is open for business by sending a written request by mail (RMB Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 534464, Pittsburgh, Pennsylvania 15253-4464), by telephone (BNY Mellon Asset Servicing, 1-800-462-2392), or through certain financial intermediaries.

The table below sets forth the minimum initial and subsequent purchase amounts required for each share class and certain types of shareholder accounts.

	Minimum Initial Investment		Minimum Subsequent Investment
	Class A and C	Class I	Class A and C	Class I
Regular Account	$2,500	$100,000	$500	$25,000
Automatic Investment Program, IRA and minor custodial account	$100	$100,000	$50	$25,000
For additional information about purchase and sale of Fund shares, please turn to “How to Buy Shares” in this Prospectus.

TAX INFORMATION
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Where to Get More Information

Annual and Semi-Annual Reports

These reports to shareholders contain additional information about the Funds' investments. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year, detailed performance data, a complete inventory of the Funds' securities and a report from the Funds' independent registered public accounting firm.

Statement of Additional Information (SAI)

The SAI includes additional information about the Funds. A current SAI has been filed with the Commission and is incorporated by reference into this Prospectus (that is, it is legally a part of this Prospectus).

Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at *www.sec.gov*. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

How to contact us

You can obtain these documents free of charge, request other information about the Funds, and make shareholder inquiries by calling the toll-free number listed below. These documents are also available, free of charge, on the Funds' website at *www.rmbfunds.com*, or by contacting your dealer or by contacting the transfer agent at:

phone: 1-800-462-2392
internet: *www.rmbfunds.com*
email: rmbfunds@rmbcap.com

Investment Company Act file number: 811-00994